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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2004

     ------------------------------------------------------------------------------------------------
                             Exact Name of Registrant as                                 I.R.S.
                            Specified in its Charter and                                Employer
      Commission File       Principal Office Address and            States of        Identification
          Number                  Telephone Number                Incorporation          Number
     ------------------------------------------------------------------------------------------------
          1-16681         The Laclede Group, Inc.                    Missouri          74-2976504
                          720 Olive Street
                          St. Louis, MO 63101
                          314-342-0500
     ------------------------------------------------------------------------------------------------
          1-1822          Laclede Gas Company                        Missouri          43-0368139
                          720 Olive Street
                          St. Louis, MO 63101
                          314-342-0500
     ------------------------------------------------------------------------------------------------

                                    NONE
------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)




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Item 7.    Exhibits.

           See the Index to Exhibits. The exhibit is furnished under
Item 9 below and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 9.    Regulation FD Disclosure.

           On August 10, 2004, the Company issued the news release furnished as Exhibit 99.1. The information contained in this report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date hereof and regardless of any general incorporation language in such filings.



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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE LACLEDE GROUP, INC.


                                      By: /s/ Douglas H. Yaeger
                                          ------------------------------------
                                      Name:  Douglas H. Yaeger
                                      Title: Chairman of the Board, President
Dated: August 10, 2004                And Chief Executive Officer

                                      LACLEDE GAS COMPANY


                                      By: /s/ Douglas H. Yaeger
                                          ------------------------------------
                                      Name:  Douglas H. Yaeger
Dated: August 10, 2004                Title: Chairman of the Board, President
                                      And Chief Executive Officer



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                              Index to Exhibits

Exhibit No.
-----------

   99.1       Press release dated August 10, 2004.